Exhibit 99.2

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	August 16, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	July 1, 2004	Previous Distribution Date:	July 15, 2004
Collection Period End Date:	July 31, 2004	Previous Collection Period End Date:	June 30, 2004

A. Initial Bond Characteristics

		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP
i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B. Bond Balances

		Balance as of		% of Original Balance		Unpaid Interest	Unpaid Interest
		07/15/04	08/16/04	07/15/04	8/16/04	07/15/04	08/16/04
i.	Class A-1 Notes	$0	$0	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	—	—	0.00%	0.00%	—	—
iv.	Class A-4 Notes	10,336,309	5,120,182	9.97%	4.94%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C. Reserve Account

i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75	% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D. Servicing

i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	August 16, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	July 1, 2004	Previous Distribution Date:	July 15, 2004
Collection Period End Date:	July 31, 2004	Previous Collection Period End Date:	June 30, 2004

E. Portfolio Characteristics

		Initial Balance 9/30/00	Balance as of		Percent of Original as of
			06/30/04	07/31/04	06/30/04	07/31/04
i.	Principal Balance	$950,415,639	$53,106,309	$47,890,182	5.59%	5.04%
ii.	Number of Contracts	73,293	11,768	11,070	16.06%	15.10%
iii.	Weighted Average Coupon (WAC)	9.44%	9.63%	9.64%
iv.	Weighted Average Original Term	61.40	64.64	64.74
v.	Weighted Average Remaining Term	49.40	15.95	15.18
vi.	Weighted Average Seasoning	12.00	48.69	49.56

F. Portfolio Performance

		# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		06/30/04	07/31/04	06/30/04	07/31/04	06/30/04	07/31/04	06/30/04	07/31/04
i.	30-59 Days Delinquent	296	335	2.52%	3.03%	$1,637,495	$1,698,427	3.08%	3.55%
ii.	60-89 Days Delinquent	109	95	0.93%	0.86%	471,001	411,316	0.89%	0.86%
iii.	90-119 Days Delinquent	28	36	0.24%	0.33%	131,893	116,555	0.25%	0.24%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	3	4	0.03%	0.04%	16,709	20,830	0.03%	0.04%
vi.	Repo In Inventory (Not Charged-Off)	2	7	0.02%	0.06%	8,427	36,720	0.02%	0.08%
vii.	Gross Charge-Offs in Period	20	15	0.17%	0.14%	89,537	66,166	0.17%	0.14%

G. Portfolio Charge-Offs

		$		% of Original Balance
		06/30/04	07/31/04	06/30/04	07/31/04
i.	Gross Charge-Offs In Period	$89,537	$66,166	0.009%	0.007%
ii.	Cumulative Gross Charge-Offs	15,568,890	15,635,057	1.638%	1.645%
iii.	Net Losses In Period	(37,100)	(29,013)	-0.004%	-0.003%
iv.	Cumulative Net Losses	9,015,373	8,986,361	0.949%	0.946%

H. Pool Collections

i.	Borrower Interest Collections	$448,437.91
ii.	Borrower Principal Collections	5,117,165.47
iii.	Net Liquidation Proceeds	—
iv.	Recoveries	95,178.72
v.	Repurchase Amounts (Interest)	271.40
vi.	Repurchase Amounts (Principal)	32,795.10
vii.	Total Interest Collections	448,709.31
viii.	Total Principal Collections	5,245,139.29

I. Pool Balance Reconciliation

i.	Beginning Pool Balance	$53,106,308.97
ii.	Pool Balance Reductions from Principal Collections	5,149,960.57
iii.	Gross Charge-Offs In Period	66,166.14
iv.	Ending Pool Balance	47,890,182.26

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	August 16, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	July 1, 2004	Previous Distribution Date:	July 15, 2004
Collection Period End Date:	July 31, 2004	Previous Collection Period End Date:	June 30, 2004

J. Total Available

i.	Total Pool Collections		$5,693,848.60
ii.	Reinvestment Income from Reserve Account		4,484.31
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		$5,698,332.91

K. Waterfall

		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid
	Servicing Fee	$44,255.26
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	44,255.26	$44,255.26	$5,698,332.91	$7,128,117.29	$0.00	$44,255.26
ii.	Class A Notes Interest Distribution		58,227.87	5,654,077.65	7,128,117.29	0.00	58,227.87
	Class A Notes Balance	10,336,308.97
	Pool Balance	47,890,182.26

iii.	First Priority Principal Distribution	0.00	0.00	5,595,849.78	7,128,117.29	0.00	0.00
iv.	Class B Notes Interest Distribution		168,209.00	5,595,849.78	7,128,117.29	0.00	168,209.00
	Class A and B Notes Balance	38,846,308.97
	Pool Balance	47,890,182.26

v.	Second Priority Principal Distribution	0.00	0.00	5,427,640.78	7,128,117.29	0.00	0.00
vi.	Class C Notes Interest Distribution		88,412.00	5,427,640.78	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	5,339,228.78			0.00
	Outstanding Money Market Securities	0.00
	Total Notes Balance	53,106,308.97
	Specified Credit Enhancement Amount	7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	0.00
	Target Securities Balance	47,890,182.26

viii.	Regular Principal Distribution	5,216,126.71	5,216,126.71	5,339,228.78			5,216,126.71
ix.	Release to Seller		123,102.07	123,102.07	7,128,117.29		123,102.07

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	August 16, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	July 1, 2004	Previous Distribution Date:	July 15, 2004
Collection Period End Date:	July 31, 2004	Previous Collection Period End Date:	June 30, 2004

L. Bond Interest Distributions

	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall
Total Class A Notes			$58,227.87	$—	$—	$58,227.87	$58,227.87	$—
Class A-1 Notes	6.745%	32	—	—	—	—	—	—
Class A-2 Notes	6.70%	30	—	—	—	—	—	—
Class A-3 Notes	6.67%	30	—	—	—	—	—	—
Class A-4 Notes	6.76%	30	58,227.87	—	—	58,227.87	58,227.87	—
Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M. Bond Principal Distributions

First Priority Principal Distribution	$—
Second Priority Principal Distribution	—
Regular Principal Distribution	5,216,126.71

Total Principal Distribution	5,216,126.71
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	—
Class A-4 Notes Principal Distribution	5,216,126.71
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—